UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2017 (October 16, 2017)
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On October 16, 2017, effective upon the closing (the “TERP Closing”) of the merger and sponsorship transaction between TerraForm Power, Inc. (“TerraForm Power”), Orion US Holdings 1 L.P. and BRE TERP Holdings Inc., Ms. Rebecca Cranna, the Executive Vice President and Chief Financial Officer of TerraForm Global, Inc. (the “Company”) became an employee of the Company pursuant to the terms of an employment agreement (the “Employment Agreement”), dated October 6, 2017, between Ms. Cranna and the Company. Prior to the TERP Closing, Ms. Cranna was an employee of TerraForm Power and was not directly employed by the Company.

The Employment Agreement provides that Ms. Cranna will receive a monthly salary of $25,000 from the date of the TERP Closing until the termination of the Employment Agreement on December 31, 2017 (the “Termination Date”). Ms. Cranna and the Company may mutually agree to extend the Termination Date until the earlier of March 31, 2018 and the date of the closing of the pending merger agreement between the Company and certain affiliates of Brookfield Asset Management Inc. The Employment Agreement also provides that Ms. Cranna will be eligible to receive a performance bonus of 60% of her annualized base salary, prorated based on the number of months worked under the Employment Agreement, less applicable withholdings. Payment of the performance bonus is subject to Ms. Cranna maintaining high performance and certain other customary conditions.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of October 6, 2017, between TerraForm Global, Inc. and Rebecca Cranna

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement, dated as of October 6, 2017, between TerraForm Global, Inc. and Rebecca Cranna

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Yana Kravtsova
Date:	October 20, 2017	Name:	Yana Kravtsova
		Title:	Senior Vice President, General Counsel and Secretary